Exhibit 99.1
Wintrust Financial Corporation
727 North Bank Lane, Lake Forest, Illinois 60045

News Release

FOR IMMEDIATE RELEASE	December 8, 2005
FOR MORE INFORMATION CONTACT:
Edward J. Wehmer, President & Chief Executive Officer
David A. Dykstra, Senior Executive Vice President & Chief Operating Officer
(847) 615-4096
Website address: www.wintrust.com
WINTRUST FINANCIAL CORPORATION ANNOUNCES PLANS
TO ORGANIZE A NEW DE NOVO BANK
     LAKE FOREST, ILLINOIS – Wintrust Financial Corporation (“Wintrust”) (Nasdaq: WTFC) today announced that it has recently filed an application with banking regulators to establish a new de novo bank in the southern suburbs of Chicago. This newly proposed bank will be named Old Plank Trail Community Bank, N.A. with locations in Frankfort, Mokena, and New Lenox, Illinois. Paul R. Slade, a local resident, will be the President & CEO of Old Plank Trail Community Bank, N.A. (in organization) which is expected to begin operations in the late first quarter or early second quarter of 2006.
     Edward J. Wehmer, President and CEO of Wintrust Financial Corporation, indicated “The opening of Old Plank Trail Community Bank helps fulfill Wintrust’s plans to continue expansion into suburban Chicago metropolitan communities. Wintrust has a strong commitment to community banking and customer service, and we look forward to sharing that with the Old Plank Trail communities.”
     “I am very excited to be a part of Wintrust,” Slade stated. “The organization has a real commitment to community banking and customer service, and I look forward to bringing that, as well as a wide range of superior banking products, to Frankfort, Mokena, and New Lenox.”
     Paul R. Slade joins Wintrust from Basis Development, LLC a real estate firm he formed where he most recently concentrated on condominium conversions on Chicago’s emerging south side. Prior to that, Mr. Slade had 17 years of banking and management experience in new business development, underwriting, approval, and portfolio management. He most recently served as First Vice President and Division Head of the Illinois-market Commercial Real Estate Finance Group of a Midwest-based bank. He also spent the first five years of his banking career at a south suburban community bank where he learned bank operations and the value of localized, personal service.
     In addition to his development and finance experience, Mr. Slade also serves as a member of the Board of Directors of Hispanic Housing Development Corporation, where he further serves as Treasurer. Slade is married with three children and has resided in Frankfort, Illinois for over twelve years.

About Wintrust
     Wintrust is a $7.9 billion asset financial holding company whose common stock is traded on the Nasdaq Stock Market (Nasdaq: WTFC). Its 13 community bank subsidiaries are: Lake Forest Bank & Trust Company, Hinsdale Bank & Trust Company, North Shore Community Bank & Trust Company in Wilmette, Libertyville Bank & Trust Company, Barrington Bank & Trust Company, Crystal Lake Bank & Trust Company, Northbrook Bank & Trust Company, Advantage National Bank in Elk Grove Village, Village Bank & Trust in Arlington Heights, Beverly Bank & Trust Company in Chicago, Wheaton Bank & Trust Company, State Bank of The Lakes in Antioch and Town Bank in Delafield, Wisconsin. The banks also operate facilities in Illinois in Buffalo Grove, Cary, Chicago, Clarendon Hills, Downers Grove, Glencoe, Glen Ellyn, Gurnee, Grayslake, Highland Park, Highwood, Hoffman Estates, Lake Bluff, Lake Villa, Lindenhurst, McHenry, Mundelein, Northfield, Palatine, Prospect Heights, Ravinia, Riverside, Roselle, Sauganash, Skokie, Spring Grove, Wauconda, Western Springs and Winnetka, and in Madison and Wales, Wisconsin.
     Additionally, the Company operates various non-bank subsidiaries. First Insurance Funding Corporation, one of the largest commercial insurance premium finance companies operating in the United States, serves commercial loan customers throughout the country. Tricom, Inc. of Milwaukee provides high-yielding, short-term accounts receivable financing and value-added out-sourced administrative services, such as data processing of payrolls, billing and cash management services, to temporary staffing service clients located throughout the United States. WestAmerica Mortgage Company engages primarily in the origination and purchase of residential mortgages for sale into the secondary market through origination offices located throughout the United States. Loans are also originated nationwide through relationships with wholesale and correspondent offices. Guardian Real Estate Services, Inc. of Oakbrook Terrace provides document preparation and other loan closing services to WestAmerica Mortgage Company and its network of mortgage brokers. Northview Mortgage, LLC engages primarily in the origination of residential mortgages for sale into the secondary market through Wintrust bank locations in Northfield, Mundelein and Wheaton, Illinois. Wayne Hummer Investments, LLC is a broker-dealer providing a full range of private client and brokerage services to clients located primarily in the Midwest. Focused Investments LLC is a broker-dealer that provides a full range of investment solutions to clients through a network of community-based financial institutions throughout the Midwest. Wayne Hummer Asset Management Company provides money management services and advisory services to individual accounts as well as the Wayne Hummer Companies’ proprietary mutual funds. Wayne Hummer Trust Company, a trust subsidiary, allows Wintrust to service customers’ trust and investment needs at each banking location. Wintrust Information Technology Services Company provides information technology support, item capture and statement preparation services to the Wintrust subsidiaries.

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Forward-Looking Information
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 relating to the proposed organization of a newly chartered bank to be known as Old Plank Trail Community Bank, N.A. (the “Bank”). Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Actual results could differ materially from those addressed in the forward-looking statements due to factors such as changes in economic conditions, unanticipated changes in interest rates that negatively impact growth, competition and the related origination of loan products, unforeseen delays in completing the organization of the Bank, slower than anticipated development and growth of the Bank’s business or unanticipated business declines, unforeseen difficulties in integrating the acquisition or higher than expected operational costs, unforeseen changes in the banking industry, difficulties in adapting successfully to technological changes as needed to compete effectively in the marketplace, and the ability to attract and retain experienced key management. Wintrust may not be able to complete the proposed organization of the Bank as described above because of a number of factors, including the failure to obtain regulatory approval. Therefore, there can be no assurances that future actual results will correspond to these forward-looking statements. These factors, and other factors that may affect the business or financial results of Wintrust are described in Wintrust’s filings with the SEC, including Wintrust’s annual report on Form 10-K for the fiscal year ended December 31, 2004.
Additional Information
     Wintrust will be filing a registration statement with the Securities and Exchange Commission (the “SEC”) in connection with its previously announced proposed acquisition of Hinsbrook Bancshares, Inc. (“HBI”). HBI shareholders are advised to read the proxy statement/prospectus when it becomes available because it will contain important information about Wintrust, HBI and the proposed transaction. A definitive proxy statement/prospectus will be sent to HBI shareholders seeking their approval of the merger and the other transactions contemplated thereby. Shareholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. Shareholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Wintrust Financial Corporation, Attn: Investor Relations, 727 North Bank Lane, Lake Forest, Illinois 60045 or by calling (847) 615-4096, or to Hinsbrook Bancshares, Inc., Attn: President, 6262 South Route 83, Willowbrook, Illinois 60527 or by calling (630) 920-2700.
     HBI, Wintrust and certain of their respective directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of HBI in favor of the proposed merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in the proxy statement/prospectus when it is filed with the SEC.

     This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
     Statements about the expected timing, completion and effects of the proposed merger and all other statements in this release other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
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